SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                   FORM 8-K/A


                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                                 Date of Report
                                (Date of earliest
                          event reported): May 7, 2001


                          National Research Corporation
             (Exact name of registrant as specified in its charter)


   Wisconsin                    0-29466                       47-0634000
---------------                 -------                       ----------
(State or other            (Commission File                 (IRS Employer
jurisdiction of                 Number)                  Identification No.)
incorporation)




                    1245 "Q" Street, Lincoln, Nebraska 68508
                    ----------------------------------------
          (Address of principal executive offices, including zip code)


                                 (402) 475-2525
                         (Registrant's telephone number)

          The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated May 7, 2001 to provide in its entirety as follows:

Item 7.   Financial Statements and Exhibits.

          (a)      Financial Statements of Business Acquired.

          None required.

          (b)      Pro Forma Financial Information.

          None required.

          (c)      Exhibits.

          The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL RESEARCH CORPORATION



Date:  July 17, 2001                    By:  /s/ Patrick E. Beans
                                          --------------------------------------
                                           Patrick E. Beans
                                           Vice President, Treasurer, Secretary
                                             and Chief Financial Officer

                          NATIONAL RESEARCH CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                                Dated May 7, 2001


Exhibit
Number

(2) Asset Purchase Agreement, dated May 7, 2001, by and between National Research Corporation and The Picker Institute, Inc. (previously filed)